Exhibit 10.4

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”), is made effective as of ______, 2013, and is entered into by and among Symbid Corp. (formerly known as HapyKidz.com, Inc.), a Nevada corporation (the “Company”), and the Buyer(s) set forth on the signature pages affixed hereto (individually, a “Buyer” or collectively, the “Buyers”).

WITNESSETH:

WHEREAS, the Company and the Buyer(s) are executing and delivering this Agreement in reliance upon an exemption from securities registration pursuant to Section 4(2) and/or Rule 506 of Regulation D (“Regulation D”) and/or Regulation S (“Regulation S”) as promulgated by the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”); and

WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall sell to the Buyers, as provided herein, and the Buyers shall purchase in a private placement offering (the “PPO”), a minimum of 5,000,000 units (the “Minimum PPO”) and a maximum of 7,000,000 units (the “Maximum PPO”) with an additional 1,000,000 units subject to offer and sale pursuant to an over-allotment option, at a price of $0.50 per unit, with each PPO unit (the “Units”) consisting of one share of the Company’s common stock, $0.001 par value per share (the “Common Stock”) and one three year common stock purchase warrant of the Company (the “PPO Warrant”) to purchase one share of Common Stock at a price of $1.00 per share (the “PPO Warrant Shares”); and

WHEREAS, the Company may offer the Units at any time through and including October 31, 2013, which date may be extended for an additional 60 days (as such may be extended, the “Offering Period”) at the sole discretion of the Company and the Placement Agent (as defined below); and

WHEREAS, the Company is currently negotiating a share exchange (the “Share Exchange”) with Symbid Holding B.V. (“Symbid”), a privately held besloten vennootschap organized under the laws of The Netherlands, and the shareholders of Symbid, pursuant to which Symbid will become a wholly owned subsidiary of the Company and the shareholders of Symbid will receive 20,000,000 shares of Common Stock, up to 8,000,000 of which shall be utilized on behalf of Symbid for Symbid’s purchase of additional interests in Gambitious B.V. and Equidam B.V., corporations in which Symbid presently holds minority interests; and

WHEREAS, the PPO, in at least the Minimum PPO amount, shall close simultaneously with the closing of the Share Exchange; and

WHEREAS, prior to or upon the closing of the Share Exchange and at least the Minimum PPO amount, the Company shall have adopted a 3,000,000 share Equity Incentive Plan (the “2013 EIP”) for the future issuance of awards to officers, directors, key employees and consultants of the Company; and

WHEREAS, the PPO Warrants and the Placement Agent Warrants (as defined below) will have weighted average anti-dilution price protection, subject to customary exceptions, if prior to their exercise or termination, the Company issues additional shares of Common Stock or Common Stock equivalents for a consideration per share less than the PPO Units offering price of $0.50 per Unit, as such price may be adjusted, subject to customary exceptions, including but not limited to issuance under the 2013 EIP; and

WHEREAS, the PPO Units will have anti-dilution protection for a period of one year commencing on the Final Closing Date of the PPO such that if the Company issues additional shares of Common Stock or Common Stock equivalents for a consideration per share less than the PPO offering price of $0.50 per Unit, as such PPO offering price may be adjusted, subject to customary exceptions, including but not limited to issuances under the 2013 EIP, the holder of the Units will be entitled to receive from the Company additional Units in an amount that, when added to the number of Units originally purchased by the holder, will equal the number of Units that the holder would have been able to purchase at the lower price.

WHEREAS, in anticipation of the Share Exchange and the PPO, the Company (i) changed its name to Symbid Corp., and (ii) conducted a forward stock split in the form of a stock dividend in the ratio of 25:1 (the “Forward Split”); and;

WHEREAS, in conjunction with the closing of the Share Exchange and the initial closing under the PPO, the Company will transfer all of its pre-Merger operating assets and liabilities to a newly formed wholly owned subsidiary (“Split-Off Subsidiary”), and thereafter, the Company shall transfer all of the outstanding shares of capital stock of Split-Off Subsidiary to the Company’s pre-Share Exchange insider in exchange for the surrender and cancellation of shares of Common Stock held by such insider (the “Split-Off”) (the Share Exchange, the PPO, the Forward Split, the Split-Off, and the transactions contemplated thereby are sometimes hereinafter referred to as the “Transactions”); and

WHEREAS, all of the Transactions give retroactive effect to the Forward Split such that the number of Company securities to be issued in connection with the PPO and all other issuances of Company securities contemplated by this Agreement, will not be effected by the effectuation of the Forward Split; and

WHEREAS, Gottbetter Capital Markets, LLC (the “Placement Agent”), a FINRA registered broker-dealer, will act as the Company’s Placement Agent on a best efforts basis in the PPO; and

WHEREAS, the Placement Agent will be paid a cash commission of 10% of funds raised from the Buyers introduced to the PPO by it plus a warrant commission in the form of a warrant (the “Placement Agent Warrants”) to purchase such number of shares of the Company’s Common Stock as is equal to 10% of the number of shares of Common Stock sold to Buyers introduced to the PPO by it having a term of 3 years and an exercise price of $0.50 per share; and

WHEREAS, the Placement Agent will be paid a cash commission of 5% of the funds raised from the Buyers introduced to the PPO by FireRock Capital, Inc. and a warrant commission in the form of a warrant to purchase such number of shares of the Company’s common stock as is equal to 5% of the number of shares of Common Stock sold to buyers introduced to the PPO by FireRock Capital Inc. having a term of 3 years and an exercise price of $0.50 per share; and

WHEREAS, the Placement Agent will not be paid a cash commission or warrant commission on sales of Units to Buyers introduced to the PPO by Symbid or to Buyers that are pre-PPO shareholders of Symbid; and

WHEREAS, the aggregate proceeds from the sale of the Units shall be held in escrow pursuant to the terms of an escrow agreement substantially in the form of Exhibit A to this Agreement among the Company and the Escrow Agent (as defined below) (the “Escrow Agreement”).

WHEREAS, promptly, but no later than ninety calendar days from the closing date of the PPO, the Company shall file a registration statement on Form S-1, or similar form with the SEC covering (i) the shares of Common Stock comprising part of the PPO Units; and (ii) the shares of Common Stock underlying the PPO Warrants.

NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement the Company and the Buyer(s) hereby agree as follows:

1.

PURCHASE AND SALE OF UNITS.

(a)

Purchase of Units.  Subject to the satisfaction (or waiver) of the terms and conditions of this Agreement, each Buyer agrees, severally and not jointly, to purchase at Closing (as defined below), and the Company agrees to sell and issue to each Buyer, severally and not jointly, at Closing, Units in the amounts set forth on the Buyer Omnibus Signature Page, attached hereto as Annex A, for each Buyer affixed hereto.  The PPO Warrants comprising part of the Units shall be substantially in the form attached as Exhibit B to this Agreement.  Upon execution of this Agreement on the Buyer Omnibus Signature Page and completion of the Investor Certification, the Investor Profile, the Anti-Money Laundering Information Form and if applicable, the Wire Transfer Authorization (each attached hereto) by a Buyer, the Buyer shall wire transfer the Subscription Amount set forth on its Buyer Omnibus Signature Page, in same-day funds in accordance with the instructions set forth immediately below, which Subscription Amount shall be held in escrow pursuant to the terms of the Escrow Agreement and disbursed in accordance therewith.

Wire Instructions

Bank Name:

PNC Bank

300 Delaware Avenue

Wilmington, DE 19899

ABA Routing Number:

031100089

Account Name:

CSC Trust Company of Delaware

Account Number:

5605012373

Reference:

Symbid Corp.; 79-1948; [insert Buyer’s name]

Escrow Agent Contact:

Alan R. Halpern

(b)

Closing Date.  The initial closing of the purchase and sale of the Units (the “Closing”) shall take place at 10:00 a.m. New York time on or before the 3rd business day following the satisfaction of the conditions to the Closing set forth herein and in Sections 7 and 8 below (or such later date as is mutually agreed to by the Company and the Buyer(s)).  There may be multiple Closings, subject to prior termination, until such time as subscriptions for the Maximum Amount are accepted (the date of any such Closing is hereinafter referred to as a “Closing Date”).  The Closing shall occur on the Closing Date at the offices of Gottbetter & Partners, LLP, 488 Madison Avenue, New York, New York 10022 (or such other place as is mutually agreed to by the Company and the Buyer(s)). The Units may be offered and sold through the end of the Offering Period.

(c)

Escrow Arrangements; Form of Payment.  Upon execution hereof by the Buyer and pending the Closing, the Purchase Price shall be deposited in a non-interest bearing escrow account with CSC Trust Company of Delaware, as escrow agent (the “Escrow Agent”), pursuant to the terms of the Escrow Agreement.  Subject to the satisfaction of the terms and conditions of this Agreement, on the Closing Date or as soon as practicable thereafter, (i) the Escrow Agent shall deliver to the Company in accordance with the terms of the Escrow Agreement the Purchase Price for the Units to be issued and sold to the Buyer(s) on such Closing Date, and (ii) the Company shall deliver to the Buyer(s), the certificates for the Common Stock and the PPO Warrants, duly executed on behalf of the Company.

(d)

Brokers or their sub-agents who introduce to the Company Buyers may be paid a commission in amounts and on terms as indicated in the placement agency agreement to be entered into between the Company and such brokers (collectively, the “Brokers’ Fees”).

2.

BUYER’S REPRESENTATIONS AND WARRANTIES.

Each Buyer represents and warrants, severally and not jointly, as to such Buyer, that:

(a)

Investment Purpose.  Each Buyer is acquiring the Units, including the Common Stock, PPO Warrants and PPO Warrant Shares, for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations herein, such Buyer reserves the right to dispose of the Common Stock comprising part of the Units and the Common Stock underlying the PPO Warrants at any time in accordance with or pursuant to an effective registration statement covering such Common Stock, or an available exemption under the Securities Act. The Buyer agrees not to sell, hypothecate or otherwise transfer the Buyer’s securities unless such securities are registered under the federal and applicable state securities laws or unless, in the opinion of counsel satisfactory to the Company, an exemption from such law is available. Each Buyer understands and agrees that the Company, in its sole discretion, reserves the right to accept or reject subscriptions for Units in whole or in part.

(b)

Residence of Buyer.  Each Buyer resides in the jurisdiction set forth on the Buyer Omnibus Signature Page affixed hereto.

(c)

Investor Status.  The Buyer meets the requirements of at least one of the suitability standards for an “Accredited Investor” as that term is defined in Rule 501(a)(3) of Regulation D or is not a “U.S. Person” as that term is defined in Rule 902(k) of Regulation S, and as set forth on the Investor Certification attached hereto.

(d)

Non-US Person.  If a Buyer is not a person in the United States or a U.S. Person (as defined in Rule 902(k) of Regulation S) or is not purchasing the Units on behalf of a person in the United States or a U.S. Person:

(i)

neither the Buyer nor any disclosed principal is a U.S. Person nor are they subscribing for the Units for the account of a U.S. Person or for resale in the United States and the Buyer confirms that the Units have not been offered to the Buyer in the United States and that this Agreement has not been signed in the United States;

(ii)

the Buyer acknowledges that the Units have not been registered under the Securities Act and may not be offered or sold in the United States or to a U.S. Person unless the securities are registered under the U.S. Securities Act and all applicable state securities laws or an exemption from such registration requirements is available, and further agrees that hedging transactions involving such securities may not be conducted unless in compliance with the U.S. Securities Act;

(iii)

the Buyer and if applicable, the disclosed principal for whom the Buyer is acting, understands that the Company is the seller of the Units and underlying securities and that, for purposes of Regulation S, a “distributor” is any underwriter, dealer or other person who participates pursuant to a contractual arrangement in the distribution of securities sold in reliance on Regulation S and that an “affiliate” is any partner, officer, director or any person directly or indirectly controlling, controlled by or under common control with any person in question.  Except as otherwise permitted by Regulation S, the Buyer and if applicable, the disclosed principal for whom the Buyer is acting, agrees that it will not, during a one year distribution compliance period, act as a distributor, either directly or through any affiliate, or sell, transfer, hypothecate or otherwise convey the Units or underlying securities other than to a non-U.S. Person;

(iv)

the Buyer and if applicable, the disclosed principal for whom the Buyer is acting, acknowledges and understands that in the event the Units are offered, sold or otherwise transferred by the Buyer or if applicable, the disclosed principal for whom the Buyer is acting, to a non-U.S Person prior to the expiration of a one year distribution compliance period, the purchaser or transferee must agree not to resell such securities except in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration; and must further agree not to engage in hedging transactions with regard to such securities unless in compliance with the Securities Act; and

(v)

neither the Buyer nor any disclosed principal will offer, sell or otherwise dispose of the Units or the underlying securities in the United States or to a U.S. Person unless (A) the Company has consented to such offer, sale or disposition and such offer, sale or disposition is made in accordance with an exemption from the registration requirements under the Securities Act and the securities laws of all applicable states of the United States or, (B) the SEC has declared effective a registration statement in respect of such securities.

(e)

Investor Qualifications.  The Buyer (i) if a natural person, represents that the Buyer has reached the age of 21 and has full power and authority to execute and deliver this Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, or limited liability company or partnership, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Units, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the Units, the execution and delivery of this Agreement has been duly authorized by all necessary action, this Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; or (iii) if executing this Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom the Buyer is executing this Agreement, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Agreement and make an investment in the Company, and represents that this Agreement constitutes a legal, valid and binding obligation of such entity.  The execution and delivery of this Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Buyer is a party or by which it is bound.

(f)

Buyer Relationship with Brokers  The Buyer’s substantive relationship with any broker for the transactions contemplated hereby or subagent thereof (collectively, “Brokers”) through which the Buyer is subscribing for the Units predates such Broker’s contact with the Buyer regarding an investment in the Units.

(g)

Solicitation.  The Buyer is unaware of, is in no way relying on, and did not become aware of the offering of the Units through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, in connection with the offering and sale of the Units and is not subscribing for the Units and did not become aware of the offering of the Units through or as a result of any seminar or meeting to which the Buyer was invited by, or any solicitation of a subscription by, a person not previously known to the Buyer in connection with investments in securities generally.

(h)

Brokerage Fees.  The Buyer has taken no action that would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Agreement or the transaction contemplated hereby (other than commissions to be paid by the Company to the Brokers, as described above).

(i)

Buyer’s Advisors.  The Buyer and the Buyer’s attorney, accountant, purchaser representative and/or tax advisor, if any (collectively, the “Advisors”), as the case may be, has such knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable it to utilize the information made available to it in connection with the Units to evaluate the merits and risks of an investment in the Units and the Company and to make an informed investment decision with respect thereto.

(j)

Buyer Liquidity.  Each Buyer has adequate means of providing for such Buyer’s current financial needs and foreseeable contingencies and has no need for liquidity of its investment in the Units for an indefinite period of time.

(k)

High Risk Investment; Review of Risk Factors.  The Buyer is aware that an investment in the Units involves a number of very significant risks, including those set forth in Exhibit D, hereto and has carefully reviewed and understands the risks of, and other considerations relating to, the purchase of the Unit, including the underlying securities.

(l)

Reliance on Exemptions.  Each Buyer understands that the Units are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire such securities.

(m)

Information.  Each Buyer and its Advisors have been furnished with all documents and materials relating to the business, finances and operations of the Company and information that Buyer requested and deemed material to making an informed investment decision regarding its purchase of the Units and the underlying securities.  Each Buyer and its Advisors have been afforded the opportunity to review such documents and materials, as well as the Company’s SEC Filings, as such term is defined below (hard copies of which were made available to the Buyer upon request to the Company or were otherwise accessible to the Buyer via the SEC’s EDGAR system), and the information contained therein.  Each Buyer and its Advisors have been afforded the opportunity to ask questions of the Company and its management. Each Buyer understands that such discussions, as well as any written information provided by the Company, were intended to describe the aspects of the Company’s business and prospects which the Company believes to be material, but were not necessarily a thorough or exhaustive description, and except as expressly set forth in this Agreement, the Company makes no representation or warranty with respect to the completeness of such information and makes no representation or warranty of any kind with respect to any information provided by any entity other than the Company. Some of such information may include projections as to the future performance of the Company, which projections may not be realized, may be based on assumptions which may not be correct and may be subject to numerous factors both beyond and within the Company’s control. Additionally, the Subscriber understands and represents that he is purchasing the Units notwithstanding the fact that the Company may disclose in the future certain material information the Subscriber has not received, including its financial results for its current fiscal quarter. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its Advisors shall modify, amend or affect such Buyer’s right to rely on the Company’s representations and warranties contained in Section 3 below. Each Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Units.

(n)

No Other Representations or Information.  In evaluating the suitability of an investment in the Units, the Buyer has not relied upon any representation or information (oral or written) other than as stated in this Agreement. No oral or written representations have been made, or oral or written information furnished, to the Buyer or its Advisors, if any, in connection with the offering of the Units.

(o)

No Governmental Review.  Each Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Units (or the underlying securities), or the fairness or suitability of the investment in the Units (and the underlying securities), nor have such authorities passed upon or endorsed the merits of the offering of the Units.

(p)

Transfer or Resale.  (A) Each Buyer understands that: (i) the Units, including the underlying securities, have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, or (B) such Buyer shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration requirements; (ii) any sale of such securities made in reliance on Rule 144 under the Securities Act (or a successor rule thereto) (“Rule 144”) may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of such securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) except as otherwise set forth in this Agreement and the Registration Rights Agreement (substantially in the form attached as Exhibit C), neither the Company nor any other person is under any obligation to register such securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.  The Company reserves the right to place stop transfer instructions against the shares and certificates for the Common Stock comprising part of the Units and the Warrant Shares underlying the PPO Warrant to the extent specifically set forth under this Agreement.  There can be no assurance that there will be any market or resale for the Units (or the Common Stock, including the Common Stock underlying the Units and the PPO Warrants), nor can there be any assurance that the Units (or the Common Stock, including the Common Stock underlying the Units and PPO Warrants) will be freely transferable at any time in the foreseeable future.

(B)  Each Buyer understands that the Company is currently a “shell company” as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Pursuant to Rule 144(i), securities issued by a current or former shell company (that is, the Units (and the underlying securities)) that otherwise meet the holding period and other requirements of Rule 144 nevertheless cannot be sold in reliance on Rule 144 until one year after the Company (a) is no longer a shell company; and (b) has filed current “Form 10 information” (as defined in Rule 144(i)) with the SEC reflecting that it is no longer a shell company, and provided that at the time of a proposed sale pursuant to Rule 144, the Company is subject to the reporting requirements of section 13 or 15(d) of the Exchange Act and has filed all reports and other materials required to be filed by section 13 or 15(d) of the Exchange Act, as applicable, during the preceding 12 months (or for such shorter period that the issuer was required to file such reports and materials), other than Form 8-K reports.  As a result, the restrictive legends on certificates for the Securities cannot be removed except in connection with an actual sale meeting the foregoing requirements or pursuant to an effective registration statement.

(q)

Legends.  Each Buyer understands that the certificates or other instruments representing the Units and PPO Warrants (and the Common Stock underlying the Units and PPO Warrants) shall bear a restrictive legend in substantially the following form (and a stop transfer order may be placed against transfer of such stock certificates):

For U.S. Persons:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (C) IN COMPLIANCE WITH RULE 144 OR 144A THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, (D) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, OR (E) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE COMPANY. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

For Non-U.S. Persons:

THESE SECURITIES WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”). ACCORDINGLY, NONE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT, AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT.

The legend set forth above shall be removed and the Company within three (3) business days shall issue a certificate without such legend to the holder of the Units and the PPO Warrants (and the Common Stock underlying the PPO Units and PPO Warrants,) upon which it is stamped, if, unless otherwise required by state securities laws, (i) the Buyer or its broker make the necessary representations and warranties to the transfer agent for the Common Stock that it has complied with the prospectus delivery requirements in connection with a sale transaction, provided the Units and PPO Warrants (and the Common Stock underlying the Units and PPO Warrants) are registered under the Securities Act or (ii) in connection with a sale transaction, after such holder provides the Company with an opinion of counsel satisfactory to the Company, which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale, assignment or transfer of the Units or PPO Warrants (or the Common Stock underlying the Units and PPO Warrants) may be made without registration under the Securities Act.

(r)

Authorization, Enforcement.  This Agreement has been duly and validly authorized, executed and delivered on behalf of such Buyer and is a valid and binding agreement of such Buyer enforceable in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(s)

Receipt of Documents.  Each Buyer and its counsel have received and read in their entirety:  (i) this Agreement, the Risk Factors applicable to an investment in the Units as set forth in Exhibit F, and each representation, warranty and covenant set forth herein; and (ii) all due diligence and other information necessary to verify the accuracy and completeness of such representations, warranties and covenants; each Buyer has received answers to all questions such Buyer submitted to the Company regarding an investment in the Company; and each Buyer has relied on the information contained therein and has not been furnished any other documents, literature, memorandum or prospectus.

(t)

Trading Activities.  The Buyer’s trading activities with respect to the Company’s Common Stock shall be in compliance with all applicable federal and state securities laws, rules and regulations and the rules and regulations of the principal market on which the Company’s Common Stock is listed or traded.  Neither the Buyer nor its affiliates has an open short position in the Common Stock of the Company and, except as set forth below, the Buyer shall not, and shall not cause any of its affiliates under common control with the Buyer, to engage in any short sale as defined in any applicable SEC or Financial Industry Regulatory Authority (FINRA) rules on any hedging transactions with respect to the Common Stock until the earlier to occur of (i) the second anniversary of the Closing Date and (ii) the Buyer(s) no longer own Common Stock. Without limiting the foregoing, the Buyer agrees not to engage in any naked short transactions in excess of the amount of shares owned (or an offsetting long position) by the Buyer.

(u)

Regulation FD.  Each Buyer acknowledges and agrees that all of the information received by it in connection with the transactions contemplated by this Agreement and the other Transactions is of a confidential nature and may be regarded as material non-public information under Regulation FD promulgated by the SEC and that such information has been furnished to the Buyer for the sole purpose of enabling the Buyer to consider and evaluate an investment in the Units.  The Buyer agrees that it will treat such information in a confidential manner, will not use such information for any purpose other than evaluating an investment in the Units, will not, directly or indirectly, trade or permit the Buyer’s agents, representatives or affiliates to trade in any securities of the Company while in possession of such information and will not, directly or indirectly, disclose or permit the Buyer’s agents, representatives or affiliates to disclose any of such information without the Company’s prior written consent.  The Buyer shall make its agents, affiliates and representatives aware of the confidential nature of the information contained herein and the terms of this section including the Buyer’s agreement to not disclose such information, to not trade in the Company’s securities while in the possession of such information and to be responsible for any disclosure or other improper use of such information by such agents, affiliates or representatives.  Likewise, without the Company’s prior written consent, the Buyer will not, directly or indirectly, make any statements, public announcements or other release or provision of information in any form to any trade publication, to the press or to any other person or entity whose primary business is or includes the publication or dissemination of information related to the transactions contemplated by this Agreement.  In the event the Merger (or other business combination if such transaction assumes a different corporate form) is not entered into, the Company acknowledges that the information covered by this Section 2(u) will no longer be deemed material, non public information under Regulation FD.

(v)

No Legal Advice from the Company.  Each Buyer acknowledges that it had the opportunity to review this Agreement and the transactions contemplated by this Agreement with its own legal counsel and investment and tax advisors.  Each Buyer is relying solely on such Advisors and not on any statements or representations of the Company or any of its representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

(w)

No Group Participation.  Each Buyer and its affiliates is not a member of any group, nor is any Buyer acting in concert with any other person, including any other Buyer, with respect to its acquisition of the Units, including the PPO Warrants (and the Common Stock, including the Common Stock underlying the Units and PPO Warrants).

(x)

Reliance.  Any information which the Buyer has heretofore furnished or is furnishing herewith to the Company or any Broker is complete and accurate and may be relied upon by the Company and any Broker in determining the availability of an exemption from registration under federal and state securities laws in connection with the offering of securities as described in the Transmittal Letter.  The Buyer further represents and warrants that it will notify and supply corrective information to the Company immediately upon the occurrence of any change therein occurring prior to the Company’s issuance of the securities comprising part of the Units.  Within five (5) days after receipt of a request from the Company or any Broker, the Buyer will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company or any Broker is subject.

(y)

(For ERISA plan Buyers only).  The fiduciary of the ERISA plan represents that such fiduciary has been informed of and understands the Company’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities.  The Buyer fiduciary or Plan (a) is responsible for the decision to invest in the Company; (b) is independent of the Company or any of its affiliates; (c) is qualified to make such investment decision; and (d) in making such decision, the Buyer fiduciary or Plan has not relied primarily on any advice or recommendation of the Company or any of its affiliates;

(z)

[The Buyer should check the Office of Foreign Assets Control (“OFAC”) website at http://www.treas.gov/ofac before making the following representations.] The Buyer represents that the amounts invested by it in the Company in the Units were not and are not directly or indirectly derived from activities that contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations.  Federal regulations and Executive Orders administered by OFAC prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals.  The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at http://www.treas.gov/ofac.  In addition, the programs administered by OFAC (the “OFAC Programs”) prohibit dealing with individuals1 or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists;

(aa)

To the best of the Buyer’s knowledge, none of: (1) the Buyer; (2) any person controlling or controlled by the Buyer; (3) if the Buyer is a privately-held entity, any person having a beneficial interest in the Buyer; or (4) any person for whom the Buyer is acting as agent or nominee in connection with this investment is a country, territory, individual or entity named on an OFAC list, or a person or entity prohibited under the OFAC Programs.  Please be advised that the Company may not accept any amounts from a prospective investor if such prospective investor cannot make the representation set forth in the preceding paragraph.  The Buyer agrees to promptly notify the Company should the Buyer become aware of any change in the information set forth in these representations.  The Buyer understands and acknowledges that, by law, the Company may be obligated to “freeze the account” of the Buyer, either by prohibiting additional subscriptions from the Buyer, declining any redemption requests and/or segregating the assets in the account in compliance with governmental regulations, and a Broker may also be required to report such action and to disclose the Buyer’s identity to OFAC.  The Buyer further acknowledges that the Company may, by written notice to the Buyer, suspend the redemption rights, if any, of the Buyer if the Company reasonably deems it necessary to do so to comply with anti-money laundering regulations applicable to the Company or any Broker or any of the Company’s other service providers.  These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs;

(bb)

To the best of the Buyer’s knowledge, none of: (1) the Buyer; (2) any person controlling or controlled by the Buyer; (3) if the Buyer is a privately-held entity, any person having a beneficial interest in the Buyer; or (4) any person for whom the Buyer is acting as agent or nominee in connection with this investment is a senior foreign political figure2, or any immediate family3 member or close associate4 of a senior foreign political figure, as such terms are defined in the footnotes below; and

(cc)

If the Buyer is affiliated with a non-U.S. banking institution (a “Foreign Bank”), or if the Buyer receives deposits from, makes payments on behalf of, or handles other financial transactions related to a Foreign Bank, the Buyer represents and warrants to the Company that: (1) the Foreign Bank has a fixed address, other than solely an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities; (2) the Foreign Bank maintains operating records related to its banking activities; (3) the Foreign Bank is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities; and (4) the Foreign Bank does not provide banking services to any other Foreign Bank that does not have a physical presence in any country and that is not a regulated affiliate.

1 These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.

2

A “senior foreign political figure” is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government-owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

3

“Immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws.

4

A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

3.

REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to each of the Buyers that:

(a)

Organization and Qualification.  The Company is a corporation duly organized and validly existing in good standing under the laws of the State of Nevada, and has the requisite corporate power to own its properties and to carry on its business as now being conducted.  The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect, as defined below.  The Company has no subsidiaries.

(b)

Authorization, Enforcement, Compliance with Other Instruments.  (i) The Company has the requisite corporate power and authority to enter into and perform this Agreement, the Registration Rights Agreement, the Escrow Agreement and all other documents necessary or desirable to effect the transactions contemplated hereby (collectively the “Transaction Documents”) to which it is a party and to issue the Units, including the PPO Warrants (and the Common Stock, including the Common Stock underlying the Units and the PPO Warrants) in accordance with the terms hereof and thereof, (ii) the execution and delivery of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Units (and the Common Stock, including the Common Stock underlying the Units and PPO Warrants) and the reservation for issuance of the PPO Warrant Shares have been duly authorized by the Company’s Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders, (iii) the Transaction Documents will be duly executed and delivered by the Company, (iv) the Transaction Documents when executed will constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies.

(c)

Capitalization. The authorized capital stock of the Company consists of 290,000,000 shares of Common Stock and 25,000,000 shares of blank check preferred stock, $0.001 par value per share (“Preferred Stock”). As of the date hereof, the Company has 7,900,000 pre-split shares of Common Stock issued and outstanding (of which it is anticipated that 7,500,000 pre-split shares will be surrendered and retired in connection with the Split-Off) and no shares of Preferred Stock outstanding.  All of such outstanding shares have been duly authorized, validly issued and are fully paid and nonassessable.  No shares of Common Stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company.  Except as contemplated by the Share Exchange or PPO, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company, (ii) there are no outstanding debt securities and (iii) there are no agreements or arrangements under which the Company is obligated to register the sale of any of their securities under the Securities Act (except in connection with the Share Exchange and the PPO), and (iv) there are no outstanding registration statements and there are no outstanding comment letters from the SEC or any other regulatory agency. There are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Units as described in this Agreement. The Units, including the PPO Warrants (and the Common Stock underlying the Units and PPO Warrants) when issued, will be free and clear of all pledges, liens, encumbrances and other restrictions (other than those arising under federal or state securities laws as a result of the issuance of the Unit and the underlying securities). No co-sale right, right of first refusal or other similar right exists with respect to the Units (or the Common Stock underlying the Units and PPO Warrants) or the issuance and sale thereof.  The issue and sale of the Units (and the Common Stock underlying the Units and PPO Warrants) will not result in a right of any holder of Company securities to adjust the exercise, exchange or reset price under such securities. The Company has made available to the Buyer true and correct copies of the Company’s Articles of Incorporation, and as in effect on the date hereof (the “Articles of Incorporation”), and the Company’s By-laws, as in effect on the date hereof (the “By-laws”), and the terms of all securities exercisable for Common Stock and the material rights of the holders thereof in respect thereto other than stock options issued to employees and consultants.

(d)

Issuance of Securities.  The Units are duly authorized and, upon issuance in accordance with the terms hereof, shall be duly issued, fully paid and nonassessable, are free from all taxes, liens and charges with respect to the issue thereof.  The Common Stock underlying the Units and PPO Warrants has been duly authorized and reserved for issuance.  Upon issuance, the Common Stock underlying the Units and PPO Warrants will be duly issued, fully paid and nonassessable.

(e)

No Conflicts.  The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby will not (i) result in a violation of the Articles of Incorporation, any certificate of designations of any outstanding series of preferred stock of the Company or the By-laws or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the OTC Bulletin Board (the “OTCBB”) on which the Common Stock is quoted) applicable to the Company or by which any property or asset of the Company is bound or affected except for those which could not reasonably be expected to have a material adverse effect on the assets, business, condition (financial or otherwise), results of operations or future prospects of the Company (a “Material Adverse Effect”).  Except those which could not reasonably be expected to have a Material Adverse Effect, the Company is not in violation of any term of or in default under its Articles of Incorporation or By-laws.  Except as set forth on Schedule 3(c) and except for those which could not reasonably be expected to have a Material Adverse Effect, the Company is not in violation of any term of or in default under any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company. The business of the Company is not being conducted, and shall not be conducted in violation of any material law, ordinance, or regulation of any governmental entity.  Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement or the Escrow Agreement in accordance with the terms hereof or thereof.  All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof.  The Company is unaware of any facts or circumstance, which might give rise to any of the foregoing.

(f)

SEC Filings; Financial Statements.  The Company has filed (and, except for certain Current Reports on Form 8-K, has, within the past two years, timely filed (subject to 12b-25 filings with respect to certain periodic filings)) all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (all of the foregoing and all other documents filed with the SEC prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to herein as the “SEC Filings”).  The SEC Filings are available to the Buyers via the SEC’s EDGAR system.  As of their respective dates, the SEC Filings complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Filings, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  As of their respective dates, the audited financial statements of the Company included in the Company’s SEC Filings for the period from inception on July 29, 2011 to August 31, 2012, and the subsequent unaudited interim financial statements included in the Company’s SEC Filings (collectively, the “Financial Statements”) complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto.  Such financial statements were prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such Financial Statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements), and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).  As of the date hereof, there are no outstanding or unresolved comments in comment letters received from the staff of the SEC with respect to any of the SEC Filings.  No other information provided by or on behalf of the Company to the Buyer including, without limitation, information referred to in this Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(g)

Absence of Litigation.  Except as set forth in the Company’s SEC filings, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending against or affecting the Company or the Common Stock, wherein an unfavorable decision, ruling or finding would (i) adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of the documents contemplated herein, or (ii) have a Material Adverse Effect.

(h)

Acknowledgment Regarding Buyer’s Purchase of the Units.  The Company acknowledges and agrees that each Buyer is acting solely in the capacity of an arm’s length purchaser with respect to this Agreement and the transactions contemplated hereby.  The Company further acknowledges that each Buyer is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by such Buyer or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to such Buyer’s purchase of the Unit and the underlying securities. The Company further represents to the Buyers that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation by the Company and its representatives.

(i)

No General Solicitation.  Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Units and the underlying securities.

(j)

No Integrated Offering.  Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the Units, including the underlying securities, under the Securities Act or cause this offering of the Units to be integrated with prior offerings by the Company for purposes of the Securities Act.

(k)

Employee Relations.  The Company is not involved in any labor dispute nor, to the knowledge of the Company, is any such dispute threatened.  The Company has no employees.

(l)

Intellectual Property Rights.  The Company has no proprietary intellectual property.  The Company has not received any notice of infringement of, or conflict with, the asserted rights of others with respect to any intellectual property that it utilizes.

(m)

Environmental Laws.

(i)

The Company has complied with all applicable Environmental Laws (as defined below), except for violations of Environmental Laws that, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect.  There is no pending or, to the knowledge of the Company, threatened civil or criminal litigation, written notice of violation, formal administrative proceeding, or investigation, inquiry or information request, relating to any Environmental Law involving the Company, except for litigation, notices of violations, formal administrative proceedings or investigations, inquiries or information requests that, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect.  For purposes of this Agreement, “Environmental Law” means any federal, state or local law, statute, rule or regulation or the common law relating to the environment or occupational health and safety, including without limitation any statute, regulation, administrative decision or order pertaining to (i) treatment, storage, disposal, generation and transportation of industrial, toxic or hazardous materials or substances or solid or hazardous waste; (ii) air, water and noise pollution; (iii) groundwater and soil contamination; (iv) the release or threatened release into the environment of industrial, toxic or hazardous materials or substances, or solid or hazardous waste, including without limitation emissions, discharges, injections, spills, escapes or dumping of pollutants, contaminants or chemicals; (v) the protection of wild life, marine life and wetlands, including without limitation all endangered and threatened species; (vi) storage tanks, vessels, containers, abandoned or discarded barrels, and other closed receptacles; (vii) health and safety of employees and other persons; and (viii) manufacturing, processing, using, distributing, treating, storing, disposing, transporting or handling of materials regulated under any law as pollutants, contaminants, toxic or hazardous materials or substances or oil or petroleum products or solid or hazardous waste.  As used above, the terms “release” and “environment” shall have the meaning set forth in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (“CERCLA”).

(ii)

To the knowledge of the Company there is no material environmental liability with respect to any solid or hazardous waste transporter or treatment, storage or disposal facility that has been used by the Company.

(iii)

The Company (i) has received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct its business and (ii) is in compliance with all terms and conditions of any such permit, license or approval.

(n)

Title.  The Company does not own or lease any real or personal property.

(o)

Internal Accounting Controls.  The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, and (iii) the recorded amounts for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(p)

No Material Adverse Breaches, etc.  Except as set forth in the SEC Filings, the Company is not subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company’s officers has or is expected in the future to have a Material Adverse Effect.  Except as set forth in the SEC Filings, the Company is not in breach of any contract or agreement which breach, in the judgment of the Company’s officers, has or is expected to have a Material Adverse Effect.

(q)

Tax Status.  The Company has made and filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and (unless and only to the extent that the Company has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply.  There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

(r)

Certain Transactions.  Except as set forth in the SEC Filings, and except for arm’s length transactions pursuant to which the Company makes payments in the ordinary course of business upon terms no less favorable than the Company could obtain from third parties, none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

(s)

Rights of First Refusal.  The Company is not obligated to offer the securities offered hereunder on a right of first refusal basis or otherwise to any third parties including, but not limited to, current or former stockholders of the Company, underwriters, brokers, agents or other third parties.

(t)

Reliance.  The Company acknowledges that the Buyers are relying on the representations and warranties made by the Company hereunder and that such representations and warranties are a material inducement to the Buyer purchasing the Units.  The Company further acknowledges that without such representations and warranties of the Company made hereunder, the Buyers would not enter into this Agreement.

(u)

Brokers’ Fees.  The Company does not have any liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement, except for the payment of the Brokers’ Fees to the Brokers, as described above.

4.

COVENANTS.

(a)

Best Efforts.  Each party shall use its best efforts timely to satisfy each of the conditions to be satisfied by it as provided in Sections 5 and 6 of this Agreement.

(b)

Form D.  The Company agrees to file a Form D with respect to the offer and sale of the Units as required under Regulation D.  The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Units, including the PPO Warrants (and the Common Stock underlying the Units and PPO Warrants), or obtain an exemption for the Units, including the PPO Warrants (and the Common Stock underlying the Units and the PPO Warrants) for sale to the Buyers at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of any such action so taken to the Buyers on or prior to the Closing Date.

(c)

Reporting Status.  Until the date on which the Buyer(s) shall have sold all the Common Stock, including the Common Stock underlying the Units and PPO Warrants, the Company shall file in a timely manner (or, with respect to Form 8-K reports, shall use its reasonable commercial efforts to file in a timely manner) all reports required to be filed with the SEC pursuant to the Exchange Act, and the regulations of the SEC thereunder, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would otherwise permit such termination.

(d)

Use of Proceeds.  The Company shall use 100% of the net proceeds from the sale of the Units (after deducting Brokers’ Fees, legal and accounting fees and expenses and fees payable to the Escrow Agent) for general working capital purposes.

(e)

Listings or Quotation.  The Company shall use its best efforts to maintain the listing or quotation of its Common Stock upon the OTC Markets.

(f)

Corporate Existence.  For a period of one (1) year from the date of the Share Exchange, the Company shall not directly or indirectly consummate any merger, reorganization, restructuring, reverse stock split, consolidation, sale of all or substantially all of the Company’s assets, enter into a change of control transaction, or any similar transaction or related transactions (each such transaction, an “Organizational Change”), unless, prior to the consummation of an Organizational Change, the Company obtains the written consent of the Buyers then owning a majority of the Units sold in the PPO. In any such case, the Company will make appropriate provision with respect to such holders’ rights and interests to insure that the provisions of this Section 4(g) will thereafter be applicable to the Units (including the underlying securities). The provisions of this Section 4(g) shall be inapplicable with respect to any Organizational Change, including the Name Change, Forward Split, the Split-Off, and the PPO, if any, effected in connection with the Share Exchange.

(g)

Resales Absent Effective Registration Statement.  Each of the Buyers understands and acknowledges that (i) this Agreement and the agreements contemplated hereby may require the Company to issue and deliver the Common Stock, including the Common Stock underlying the Units and the PPO Warrants to the Buyers with legends restricting their transferability under the Securities Act, and (ii) it is aware that resales of such Common Stock, including the Common Stock underlying the Units and PPO Warrants may not be made unless, at the time of resale, there is an effective registration statement under the Securities Act covering such Buyer’s resale(s) or an applicable exemption from registration.

(h)

[RESERVED]

(j)

Disclosure of Information in Form 8-K.  The Company will disclose in a Form 8-K filed with the SEC within 4 business days of closing the Share Exchange (or business combination if such transaction assumes a different corporate form) all of the confidential information provided to Buyers as described in Section 2(u) of this Agreement so that Buyers will not be privy to any confidential information not made generally available to the public (it being understood that information not disclosed in the Form 8-K filing will no longer be deemed material non-public information under Regulation FD).

5.

CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.

The obligation of the Company hereunder to issue and sell the Units to the Buyer(s) at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion:

(a)

Each Buyer shall have executed this Agreement and completed and executed the Investor Certification and the Investor Profile and delivered them to the Company.

(b)

The Buyer(s) shall have delivered to the Escrow Agent the Purchase Price for Units in respective amounts as set forth on the signature page(s) affixed hereto and the Escrow Agent shall have delivered the net proceeds to the Company by wire transfer of immediately available U.S. funds pursuant to the wire instructions provided by the Company.

(c)

The representations and warranties of the Buyer(s) contained in this Agreement shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the Buyer(s) shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer(s) at or prior to the Closing Date.

6.

CONDITIONS TO THE BUYER’S OBLIGATION TO PURCHASE.

(a)

The obligation of the Buyer(s) hereunder to purchase the Units at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions:

(i)

The representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 3 above, in which case, such representations and warranties shall be true and correct without further qualification) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.  The Company shall have obtained any and all consents, permits, approvals, registrations and waivers necessary or appropriate for consummation of the purchase and sale of the Units, all of which shall be in full force and effect.

(ii)

The Company shall have delivered to the Buyers a certificate, executed on behalf of the Company by its Secretary, dated as of the Closing Date, certifying the resolutions adopted by the Board of Directors of the Company approving the transactions contemplated by this Agreement and the issuance of the Units, including the PPO Warrants and the Common Stock underlying the Units and PPO Warrants, certifying the current versions of the Articles of Incorporation and By-laws of the Company and certifying as to the signatures and authority of persons signing this Agreement on behalf of the Company.  The foregoing certificate shall only be required to be delivered on the first Closing Date, unless any information contained in the certificate has changed.

(iii)

The Buyer(s) shall have received opinions from the Company’s and Symbid’s legal counsels, dated as of the Closing Date.

(b)

Indemnification of Buyers.  In consideration of the Buyer’s execution and delivery of this Agreement and acquiring the Units, including the PPO Warrants (and the Common Stock underlying the Units and PPO Warrants) hereunder, and in addition to all of the Company’s other obligations under this Agreement, the Company shall defend, protect, indemnify and hold harmless the Buyer(s) and each other holder of the Units (and the Common Stock, including the Common Stock underlying the Units and PPO Warrants), and all of their officers, directors, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Buyer Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Buyer Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by the Buyer Indemnitees or any of them as a result of, or arising out of, or relating to (a) any material breach of any covenant, agreement or obligation of the Company contained in this Agreement, or (b) any cause of action, suit or claim brought or made against such Buyer Indemnitee and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement by any of the Buyer Indemnitees.  To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.

7.

[RESERVED]

8.

CONFLICT WAIVER.

The Buyers acknowledge that Adam S. Gottbetter is the owner of Gottbetter & Partners, LLP, counsel to the Company, and Gottbetter Capital Markets, LLC (the “Placement Agent”) and that Adam S. Gottbetter beneficially owns or may in the future beneficially own shares in the Company. The Buyers agree that in the event of any dispute arising in connection with this Agreement, or otherwise in connection with any transaction or agreement contemplated and referred herein, Gottbetter & Partners, LLP shall be permitted to continue to represent the Company, and the Buyers will not seek to disqualify such counsel and waive any objection the Buyers might have with respect to the acting as the counsel to the Company pursuant to this Agreement.

9.

GOVERNING LAW: MISCELLANEOUS.

(a)

Governing Law.  This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York without regard to the principles of conflict of laws.  The parties further agree that any action between them shall be heard exclusively in federal or state court sitting in the New York County, New York, and expressly consent to the jurisdiction and venue of the Supreme Court of New York, sitting in New York County and the United States District Court for the Southern District of New York for the adjudication of any civil action asserted pursuant to this paragraph.

(b)

Counterparts.  This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.  In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause four (4) additional original executed signature pages to be physically delivered to the other party within five (5) days of the execution and delivery hereof.

(c)

Headings.  The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(d)

Severability.  If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

(e)

Entire Agreement, Amendments.  This Agreement supersedes all other prior oral or written agreements between the Buyer(s), the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein (including any term sheet), and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters.  No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

(f)

Notices.  Any notices, consents, waivers, or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon confirmation of receipt, when sent by facsimile; (iii) upon receipt when sent by U.S. certified mail, return receipt requested, or (iv) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same.  The addresses and facsimile numbers for such communications shall be:

If to the Company, to:	Symbid Corp.
Van Vollenhovenstraat 56A
3016 BK Rotterdam
The Netherlands
Attention: Korstiaan Zandvliet, CEO

With a copy to:	Gottbetter & Partners, LLP
488 Madison Avenue, 12th Floor
New York, New York 10022
Attention: Adam S. Gottbetter, Esq.
Telephone: (212) 400-6900
Facsimile: (212) 400-6901

If to the Buyer(s), to its address and facsimile number set forth on the Buyer Omnibus Signature Page affixed hereto.  Each party shall provide five (5) days’ prior written notice to the other party of any change in address or facsimile number.

(g)

Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.  No party shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other party hereto.

(h)

No Third Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

(i)

Survival.  Unless this Agreement is terminated under Section 9(l), the representations and warranties of the Company and the Buyer(s) contained in Sections 2 and 3, the agreements and covenants set forth in Sections 4, 5 and 9, and the indemnification provisions set forth in Section 6, shall survive the Closing for a period of two (2) years.  The Buyer(s) shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

(j)

Publicity.  The Company shall have the right to approve, before issuance any press release or any other public statement with respect to the transactions contemplated hereby made by any other party; and the Company shall be entitled, without the prior approval of any Buyer, to issue any press release or other public disclosure with respect to such transactions required under applicable securities or other laws or regulations or as it otherwise deems appropriate.

(k)

Further Assurances.  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(l)

Termination.  Subject to the prior termination at the discretion of the Company and the Placement Agent, in the event the Closing shall not have occurred on or before five (5) business days from the end of the Offering Period, the Offering shall not be completed and the Company shall arrange for the prompt return of all subscription proceeds without interest or deduction.

(m)

No Strict Construction.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

(n)

Remedies.  In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Buyer and the Company will be entitled to specific performance under this Agreement.  The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

(o)

ANTI MONEY LAUNDERING REQUIREMENTS

The USA PATRIOT Act	What is money laundering?	How big is the problem and why is it important?

The USA PATRIOT Act is designed to detect, deter, and punish terrorists in the United States and abroad.  The Act imposes new anti-money laundering requirements on brokerage firms and financial institutions.  Since April 24, 2002, all brokerage firms have been required to have new, comprehensive anti-money laundering programs.

To help you understand these efforts, we want to provide you with some information about money laundering and our steps to implement the USA PATRIOT Act.

Money laundering is the process of disguising illegally obtained money so that the funds appear to come from legitimate sources or activities.  Money laundering occurs in connection with a wide variety of crimes, including illegal arms sales, drug trafficking, robbery, fraud, racketeering, and terrorism.

The use of the U.S. financial system by criminals to facilitate terrorism or other crimes could well taint our financial markets.  According to the U.S. State Department, one recent estimate puts the amount of worldwide money laundering activity at $1 trillion a year.

What are we required to do to eliminate money laundering?

Under new rules required by the USA PATRIOT Act, our anti-money laundering program must designate a special compliance officer, set up employee training, conduct independent audits, and establish policies and procedures to detect and report suspicious transaction and ensure compliance with the new laws.

As part of our required program, we may ask you to provide various identification documents or other information.  Until you provide the information or documents we need, we may not be able to effect any transactions for you.

(p)

Omnibus Signature Page.  This Agreement is intended to be read and construed in conjunction with the Registration Rights Agreement.  Accordingly, pursuant to the terms and conditions of this Agreement and such related agreements, it is hereby agreed that the execution by the Buyer of this Agreement, in the place set forth on the Buyer Omnibus Signature Page below, shall constitute agreement to be bound by the terms and conditions hereof and the terms and conditions of the Registration Rights Agreement, with the same effect as if each of such separate but related agreement were separately signed.

[REMAINDER PAGE INTENTIONALLY LEFT BLANK]

Exhibit 10.4

IN WITNESS WHEREOF, the Buyers and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:
SYMBID CORP.

By:
Name:
Title:

BUYERS:

The Buyers executing the Buyer Omnibus Signature Page in the form attached hereto as Annex A and delivering the same to the Company or its agents shall be deemed to have executed this Agreement and agreed to the terms hereof.

To subscribe for Units in the private offering of Symbid Corp.:

1.

Date and Fill in the amount of Units being purchased and Complete and Sign (i) the Buyer Omnibus Signature Page of the Securities Purchase Agreement, attached as Annex A-1, and (ii) Amendment to Securities Purchase Agreement, attached as Annex A-2.

2.

Initial the Investor Certification attached as Annex B.

3.

Complete and Sign the Investor Profile attached as Annex C.

4.

Complete and Sign the Anti-Money Laundering Information Form attached as Annex D.

5.

Fax or email all forms and then send all signed original documents to:

Gottbetter & Partners, LLP

488 Madison Avenue, 12th Floor

New York, NY 10022

Facsimile Number:  212.400.6901

Telephone Number:  212.400.6900

Attention:  Kathleen L. Rush

Email:  klr@gottbetter.com

6.

If you are paying the Purchase Price by check, a check for the exact dollar amount of the Purchase Price for the amount of Units you are offering to purchase should be made payable to the order of “CSC Trust Company of Delaware, as Escrow Agent for Symbid Corp.” and should be sent to CSC Trust Company of Delaware, 2711 Centerville Road, One little Falls Centre, Wilmington, DE 19808, Attention: Alan R. Halpern.

7.

If you are paying the Purchase Price by wire transfer, you should send a wire transfer for the exact dollar amount of the Purchase Price of the Units you are offering to purchase according to the following instructions:

Bank Name:

PNC Bank

300 Delaware Avenue

Wilmington, DE 19899

ABA Routing Number:

031100089

Account Name:

CSC Trust Company of Delaware

Account Number:

5605012373

Reference:

Symbid Corp.; 79-1948; [insert Purchaser’s name]

Escrow Agent Contact:

Alan R. Halpern

ANNEX A

BUYER OMNIBUS SIGNATURE PAGE

to

Securities Purchase Agreement and

Registration Rights Agreement

The undersigned, desiring to: (i) enter into the Securities Purchase Agreement, dated as of _______________1, 2013 (the “Securities Purchase Agreement”), between the undersigned, Symbid Corp., a Nevada corporation (the “Company”), and the other parties thereto, in or substantially in the form furnished to the undersigned, (ii) enter into the Registration Rights Agreement (the “Registration Rights Agreement”), between the undersigned, the Company, and the other parties thereto, in or substantially in the form furnished to the undersigned and (iii) purchase the Units of the Company as set forth below, hereby agrees to purchase such Units from the Company and further agrees to join the Securities Purchase Agreement and the Registration Rights Agreement as a party thereto, with all the rights and privileges appertaining thereto, and to be bound in all respects by the terms and conditions thereof.  The undersigned specifically acknowledges having read the representations section in the Securities Purchase Agreement entitled “Buyer’s Representations and Warranties,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Buyer.

The Buyer hereby elects to purchase

 Units ($

) (to be completed by the Buyer) under the Securities Purchase Agreement.

BUYER (individual)

BUYER (entity)

Signature

Name of Entity

Print Name

Signature

Print Name:

Signature (if Joint Tenants or Tenants in Common)

Title:

Address of Principal Residence:

Address of Executive Offices:

Social Security Number(s):

IRS Tax Identification Number:

Telephone Number:

Telephone Number:

Facsimile Number:

Facsimile Number:

1 Will reflect the Closing Date.  Not to be completed by Buyer.

ANNEX B

SYMBID CORP.

INVESTOR CERTIFICATION

For Individual Accredited Investors Only

(all Individual Accredited Investors must INITIAL where appropriate):

Initial _______

I have a net worth of at least $1 million either individually or through aggregating my individual holdings and those in which I have a joint, community property or other similar shared ownership interest with my spouse. The net value of an individual’s primary residence must be excluded from the calculation of “net worth” for purposes of this calculation.

Initial _______

I have had an annual gross income for the past two years of at least $200,000 (or $300,000 jointly with my spouse) and expect my income (or joint income, as appropriate) to reach the same level in the current year.

Initial _______

I am a director or executive officer of Symbid Corp.

For Non-Individual Accredited Investors

(all Non-Individual Accredited Investors must INITIAL where appropriate):

Initial _______

The investor certifies that it is a partnership, corporation, limited liability company or business trust that is 100% owned by persons who meet at least one of the criteria for Individual Investors set forth above.

Initial _______

The investor certifies that it is a partnership, corporation, limited liability company or business trust that has total assets of at least $5 million and was not formed for the purpose of investing the Company.

Initial _______

The investor certifies that it is an employee benefit plan whose investment decision is made by a plan fiduciary (as defined in ERISA §3(21)) that is a bank, savings and loan association, insurance company or registered investment advisor.

Initial _______

The investor certifies that it is an employee benefit plan whose total assets exceed $5,000,000 as of the date of this Agreement.

Initial _______

The undersigned certifies that it is a self-directed employee benefit plan whose investment decisions are made solely by persons who meet at least one of the criteria for Individual Investors.

Initial _______

The investor certifies that it is a U.S. bank, U.S. savings and loan association or other similar U.S. institution acting in its individual or fiduciary capacity.

Initial _______

The undersigned certifies that it is a broker-dealer registered pursuant to §15 of the Securities Exchange Act of 1934.

Initial _______

The investor certifies that it is an organization described in §501(c)(3) of the Internal Revenue Code with total assets exceeding $5,000,000 and not formed for the specific purpose of investing in the Company.

Initial _______

The investor certifies that it is a trust with total assets of at least $5,000,000, not formed for the specific purpose of investing in the Company, and whose purchase is directed by a person with such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of the prospective investment.

Initial _______

The investor certifies that it is a plan established and maintained by a state or its political subdivisions, or any agency or instrumentality thereof, for the benefit of its employees, and which has total assets in excess of $5,000,000.

Initial _______

The investor certifies that it is an insurance company as defined in §2(13) of the Securities Act of 1933, or a registered investment company.

ANNEX B

For Non-U.S. Person Investors

(all Investors who are not a U.S. Person must INITIAL this section):

Initial _______

The investor is not a “U.S. Person” as defined in Regulation S; and specifically the investor is not:

A.

a natural person resident in the United States of America, including its territories and possessions (“United States”);

B.

a partnership or corporation organized or incorporated under the laws of the United States;

C.

an estate of which any executor or administrator is a U.S. Person;

D.

a trust of which any trustee is a U.S. Person;

E.

an agency or branch of a foreign entity located in the United States;

F.

a non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person;

G.

a discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; or

H.

a partnership or corporation: (i) organized or incorporated under the laws of any foreign jurisdiction; and (ii) formed by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

And, in addition:

I.

the investor was not offered the securities in the United States;

J.

at the time the buy-order for the securities was originated, the investor was outside the United States; and

K.

the investor is purchasing the securities for its own account and not on behalf of any U.S. Person (as defined in Regulation S) and a sale of the securities has not been pre-arranged with a purchaser in the United States.

ANNEX C

SYMBID CORP.

Investor Profile

(Must be completed by Investor)

Section A - Personal Investor Information

Investor Name(s):
Individual executing Profile or Trustee:
Social Security Numbers / Federal I.D. Number:
Date of Birth:		Marital Status:
Joint Party Date of Birth:		Investment Experience (Years):
Annual Income:		Liquid Net Worth:
Net Worth (excluding value of primary residence):
Tax Bracket:	15% or below	25% - 27.5%	Over 27.5%

Home Street Address:
Home City, State & Zip Code:
Home Phone:	Home Fax:	Home Email:
Employer:
Employer Street Address:
Employer City, State & Zip Code:
Bus. Phone:	Bus. Fax:	Bus. Email:
Type of Business:
(PLACEMENT AGENT) Account Executive / Outside Broker/Dealer:

If you are a United States citizen, please list the number and jurisdiction of issuance of any other government-issued document evidencing residence and bearing a photograph or similar safeguard (such as a driver’s license or passport), and provide a photocopy of each of the documents you have listed.

If you are NOT a United States citizen, for each jurisdiction of which you are a citizen or in which you work or reside, please list (i) your passport number and country of issuance or (ii) alien identification card number AND (iii) number and country of issuance of any other government-issued document evidencing nationality or residence and bearing a photograph or similar safeguard, and provide a photocopy of each of these documents you have listed.  These photocopies must be certified by a lawyer as to authenticity.

Section B – Certificate Delivery Instructions

Please deliver certificate to the Employer Address listed in Section A.
Please deliver certificate to the Home Address listed in Section A.
Please deliver certificate to the following address:

ANNEX C

Section C – Form of Payment – Check or Wire Transfer

Check payable to CSC Trust Company of Delaware , as Escrow Agent for Symbid Corp.
Wire funds from my outside account according to Section 1(a) of the Securities Purchase Agreement.
The funds for this investment are rolled over, tax deferred from __________ within the allowed 60 day window.

Please check if you are a FINRA member or affiliate of a FINRA member firm: ________

Investor Signature	Date

ANTI-MONEY LAUNDERING INFORMATION FORM

The following is required in accordance with the AML provision of the USA PATRIOT ACT.

(Please fill out and return with requested documentation.)

INVESTOR NAME:

LEGAL ADDRESS:

SSN# or TAX ID#

OF INVESTOR:

FOR INVESTORS WHO ARE INDIVIDUALS:

YEARLY INCOME:

AGE:

NET WORTH (excluding value of primary residence):

OCCUPATION:

ADDRESS OF EMPLOYER:

INVESTMENT OBJECTIVE(S):

IDENTIFICATION & DOCUMENTATION AND SOURCE OF FUNDS:

1.

Please submit a copy of non-expired identification for the authorized signatory(ies) on the investment documents, showing name, date of birth, address and signature.  The address shown on the identification document MUST match the Investor’s address shown on the Investor Signature Page.

Current Driver’s License	or	Valid Passport	or	Identity Card

(Circle one or more)

2.

If the Investor is a corporation, limited liability company, trust or other type of entity, please submit the following requisite documents: (i) Articles of Incorporation, By-Laws, Certificate of Formation, Operating Agreement, Trust or other similar documents for the type of entity; and (ii) Corporate Resolution or power of attorney or other similar document granting authority to signatory(ies) and designating that they are permitted to make the proposed investment.

3.

Please advise where the funds were derived from to make the proposed investment:

Investments	Savings	Proceeds of Sale	Other ____________

(Circle one or more)

Signature:

Print Name:

Title (if applicable):

Date: